1 KNOLL, INC. 2021 STOCK INCENTIVE PLAN AS AMENDED BY FIRST AMENDMENT ARTICLE 1 PURPOSE 1.1 GENERAL. The purpose of the Knoll, Inc. 2021 Stock Incentive Plan (the "Plan") is to promote the success and enhance the value of Knoll, Inc. (the "Company") by linking the personal interests of employees, officers and directors of the Company to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. On July 19, 2021, the Company became a wholly owned subsidiary of Herman Miller, Inc., which subsequently changed its name to MillerKnoll, Inc. (“MillerKnoll”). As a result, pursuant to Article 13 and Article 14 of the Plan, the Plan has been amended to reflect the substitution of MillerKnoll common stock for stock of the Company for as the basis for Awards. ARTICLE 2 DEFINITIONS 2.1 DEFINITIONS. As used in this plan, the following words and phrases shall have the following meanings: "Award" means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalents, or any other right or interest relating to Stock or cash, made to an Eligible Participant under the Plan. "Award Agreement" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. "Award Date" of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. "Board" means the Board of Directors of the Company. "Change in Control" For purposes of this Plan, a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events: (i) any person or other entity (other than the Company or any of its Subsidiaries, a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of securities of the Company, or any employee benefit plan sponsored by the Company or any of its Subsidiaries) including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 50% of the total combined voting power of all classes of capital

2 stock of the Company normally entitled to vote for the election of directors of the Company; (ii) the Company consummates the sale or other disposition of all or substantially all of the property or assets of the Company, other than a sale or disposition to an entity at least 50% of the combined voting power of the voting securities of which are owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition; (iii) the Company consummates a consolidation, merger or similar transaction of the Company with another entity (other than with any of the Company's Subsidiaries), and as a result, the stockholders of the Company immediately before the occurrence of the transaction own, in the aggregate, not more than 50% of the voting power of the voting securities of the surviving entity; or (iv) a change in the Company's Board occurs with the result that, within any 12- month period, the members of the Board as of the beginning of such period (the "Incumbent Directors") no longer constitute a majority of such Board, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by at least a majority of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof. This definition shall be interpreted and applied as necessary to avoid imposition of the taxes and interest under Section 409A of the Code. Additionally, no Change in Control will be deemed to have occurred under clause (i), (ii) or (iii) if, subsequent to such time as a Change in Control would otherwise be deemed to have occurred, a majority of the Board in office prior to such Change in Control determines otherwise. "Code" means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision. "Committee" means the Compensation Committee of the Board. "Company" means Knoll, Inc., a Delaware corporation, and its successors. "Continuous Service" means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Subsidiary, as applicable; Continuous Service will not be interrupted under any of the following cases: • a Participant transfers employment, without interruption, between the Company and a Subsidiary or between Subsidiaries, (v) in the case of a spin-off, sale or disposition of the Participant's employer from the Company or any Subsidiary, but only if the Committee determines before the transaction closes that it will not result in an interruption of service; or

3 (vi) the Participant is granted an unpaid leave of absence authorized in writing by the Company prior to its commencement that does not exceed twelve months. The Committee has final and conclusive authority to determine whether any other leave of absence constitutes a termination of Continuous Service. Any other leave of absence granted to a Participant must constitute a "bona fide leave of absence" under Treas. Reg. Section 1.409A-1(h) if the Participant's Award is subject to Code Section 409A. "Disability" means, except as otherwise determined pursuant to an Award Agreement, a condition for which the Participant becomes eligible for a disability benefit under the long term disability insurance policy issued to the Company, or under any other long term disability plan which hereafter may be maintained by the Company, whether or not the Participant is covered by such plan. In the event of a dispute, the determination of whether a Participant has incurred a Disability will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates. "Dividend Equivalent" means a right granted to a Participant under Article 11. "Effective Date" has the meaning assigned such term in Section 3.1. "Eligible Participant" means an employee, officer, consultant or director of the Company or any Subsidiary. "Exchange" means the New York Stock Exchange, or if the Stock is no longer listed on the New York Stock Exchange, any national securities exchange on which the Stock may from time to time be listed. "Fair Market Value," means (i) the closing price of the Stock on the date of calculation (or on the last preceding trading date if the Stock was not traded on such date) if the Stock is readily tradeable on a national securities exchange or other market system or (ii) if the Stock is not readily tradeable, the amount determined by the Committee in a manner consistent with Section 409A of the Code, or, in the case of Shares underlying Incentive Stock Options, the amount determined by the Committee in a manner consistent with Section 422 of the Code. "Full-Value Award" means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value). "Incentive Stock Option" means a mean any Option, or portion thereof, awarded to a Participant which is designated by the Committee as an incentive stock option and also meets the applicable requirements of an incentive stock option pursuant to Section 422 of the Code. "Independent Directors" means those members of the Board who qualify at any given time as an "independent" director under the applicable rules of the Exchange, and as a "non-employee" director under Rule 16b-3 of the 1934 Act. "Non-Employee Director" means a director of the Company who is not a common law employee of the Company or a Subsidiary. "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. "Participant" means an individual to whom an Award has been made under the Plan.

4 "Performance Award" means any award made under the Plan pursuant to Article 10. "Plan" means The Knoll, Inc. 2021 Stock Incentive Plan, as amended from time to time. "Restricted Stock" means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture. "Restricted Stock Unit" means the right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash subject to Section 14.2) in the future, which right is subject to certain restrictions and to risk of forfeiture. "Retirement" means a termination of employment upon reaching age 65, or as otherwise set forth in an Award Agreement. "Shares" means shares of the Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 13), the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted. "Stock" means the $0.20 par value common stock of MillerKnoll and such other securities of MillerKnoll as may be substituted for Stock pursuant to Article 13. "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8. "Subsidiary" means any corporation, limited liability company, partnership or other entity, of which 50% or more of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. "Substitute Award" means an Award under Section 12.9 of the Plan. "1933 Act" means the Securities Act of 1933, as amended from time to time. "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time. ARTICLE 3 EFFECTIVE TERM OF PLAN 3.1 EFFECTIVE DATE. The Plan was adopted by the Board on March 29, 2021, but shall only be effective upon the approval of the Plan by the Company's stockholders within 12 months after the Plan's adoption by the Board (the "Effective Date"). 3.2 TERMINATION OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the 10th anniversary of the Effective Date, or if the stockholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

5 ARTICLE 4 ADMINISTRATION 4.1 COMMITTEE. The Plan shall be administered by the Committee. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member fails to qualify as an Independent Director or fails to abstain from such action shall not invalidate any Award made by the Committee if the Award is otherwise validly made under the Plan. 4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. The Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee's interpretation of the Plan, any Awards made under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award. 4.3 AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 and 4.4 hereof, the Committee has the exclusive power, authority and discretion to: (a) Make Awards; (b) Designate Participants; (c) Determine the type or types of Awards to be made to each Participant; (d) Determine the number of Awards to be made and the number of Shares or dollar amount to which an Award will relate; (e) Determine the terms and conditions of any Award made under the Plan; (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant; (g) Decide all other matters that must be determined in connection with an Award; (h) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan; (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; (j) Amend the Plan or any Award Agreement as provided herein; and (k) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Subsidiary may operate, in order to assure the viability of the benefits of Awards made to Participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

6 4.4 DELEGATION. (a) Administrative Duties. The Committee may delegate to one or more of its members or to one or more officers of the Company or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. (b) Special Committee. The Committee may delegate to a special committee, consisting of one or more Independent Directors, the authority, within specified parameters as to the number and terms of Awards, to make Awards under this Plan, including to (i) designate officers and/or employees of the Company or any of its Subsidiaries to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to the Awards made to Eligible Participants who are subject to Section 16(a) of the 1934 Act at the Award Date. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. ARTICLE 5 SHARES SUBJECT TO THE PLAN AND PLAN LIMITATIONS 5.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 5.2 and Section 13.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 982,275. All of the Shares available for issuance pursuant to this Section 5.1 shall, without limitation, be available to be granted as Incentive Stock Options. 5.2 SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan Share reserve as of the Award Date, but shall be added back to the Plan Share reserve or otherwise treated in accordance with subsections (a) through (g) of this Section 5.2. (a) The full number of Shares subject to an Award shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation). (b) Upon exercise of SARs that are settled in Shares, the full number of SARs (rather than the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. (c) Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a Participant to satisfy tax withholding requirements shall not be added to the Plan Share reserve. (d) Shares repurchased on the open market with the proceeds from the exercise of an Option or a SAR shall not again be made available for issuance under the Plan. (e) To the extent that all or a portion of an Award is canceled, terminated, expired, forfeited or lapses for any reason, including by reason of failure to meet time-based vesting requirements or to achieve performance goals, any unissued or forfeited Shares subject to the Award will be added back to the Plan Share reserve and again be available for issuance pursuant to Awards made under the Plan.

7 (f) Awards that, by their terms, may be only settled in cash, will not be counted against the Share reserve. (g) Subject to applicable Exchange requirements, shares available under a stockholder- approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards made to individuals who were not employees of the Company or its Subsidiaries immediately before such transaction and will not count against the Share reserve. 5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market and may be subject to restrictions deemed appropriate by the Committee. 5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 13) (a) Awards to Non-Employee Directors. The maximum number of Shares subject to Awards granted under the Plan or otherwise during any one (1) fiscal year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such fiscal year for service as a Non-Employee Director, will not exceed $400,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), including for this purpose, the value of any Awards that are received in lieu of all or a portion of any annual cash retainers or other similar cash based payments and excluding, for this purpose, the value of any Dividend Equivalent payments paid pursuant to any Award granted in a previous fiscal year. Nothing in this section shall limit an Award or other compensation in excess of the limit of this Section 5.4(a) to the extent such award or other compensation is approved by action of the Board whereby all affected Non-Employee Directors have recused themselves from such approval. (b) Minimum Vesting. Awards shall be subject to forfeiture as determined by the Committee and set forth in the applicable Award agreement, provided however, that Awards shall vest no earlier than one (1) year from the Award Date, provided that this restriction shall not apply (A) as determined by the Committee, in the case of the participant's death, Disability or Retirement or a Change in Control, (B) to an Award that is granted in lieu of cash compensation foregone at the election of a Participant, (C) to Awards for an aggregate number of Shares not to exceed 5% of the total number of Shares available for issuance under this Plan (determined as of the Effective Date), and (D) to Substitute Awards, which in each case of (A) through (D) may have no vesting period or a vesting period which lapses in full prior to a Participant's completion of less than one (1) year of service following the Award Date. Notwithstanding the forgoing, awards to Non- Employee Directors granted on or about the annual stockholders' meeting may vest at the next annual stockholders' meeting even if such period between the two meetings is less than one (1) year (provided that such vesting period may not be less than fifty (50) weeks after grant). ARTICLE 6 ELIGIBILITY 6.1 GENERAL. Awards may be granted only to Eligible Participants who are providing services to the Company or a Subsidiary.

8 ARTICLE 7 STOCK OPTIONS 7.1 GENERAL. Options may be (i) Incentive Stock Options within the meaning of Section 422 of the Code, or (ii) Options which do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). The Committee may grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Options. Each Option shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award Agreement. In addition, each Option shall be subject to the following limitations set forth in this Article 7. (a) Exercise Price. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a Substitute Award pursuant to Section 12.9) shall not be less than the Fair Market Value as of the Award Date. (b) Prohibition on Repricing. Except as otherwise provided in Article 13, without the prior approval of the stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for cash, other Awards or property, or Options or SARs with an exercise or base price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase an Option for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per Share of the Option. (c) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. (d) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Award Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously- acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (v) any other "cashless exercise" arrangement. (e) Exercise Term. No Option granted under the Plan shall be exercisable for more than ten years from the Award Date. (f) No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option. (g) No Dividends or Dividend Equivalents. No dividends or Dividend Equivalents shall be paid or accrued on Options. (h) Incentive Stock Options. Incentive Stock Options may be granted to Participants who are employees on the Award Date. The aggregate market value (determined as of the time the Option is granted) of Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000 or such other amount set forth in Section 422(d) or any successor thereto. For purposes of the preceding sentence, Incentive Stock Options shall be

9 taken into account in the order in which they are granted. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any of its Subsidiaries, unless the exercise price is fixed at not less than 110 percent of the Fair Market Value of Common Stock on the date of grant and the exercise of such Option is prohibited by its terms after the expiration of 5 years from the date of grant of such Option. ARTICLE 8 STOCK APPRECIATION RIGHTS 8.1 STOCK APPRECIATION RIGHTS. The Committee is authorized to grant SARs to Eligible Participants on the following terms and conditions: (a) Right to Payment. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of: (1) The Fair Market Value of one Share on the date of exercise; over (2) The base price of the SAR as determined by the Committee and set forth in the Award Agreement, which shall not be less than the Fair Market Value of one Share on the Award Date. (b) Prohibition on Repricing. Except as otherwise provided in Article 13, without the prior approval of the stockholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for cash, other Awards or property, or Options or SARs with an exercise or base price that is less than the base price of the original SAR, and (iii) the Company may not repurchase a SAR for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per Share of the SAR. (c) Time and Conditions of Exercise. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part. No SAR shall be exercisable for more than ten years from the Award Date. (d) No Deferral Feature. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR. (e) No Dividends or Dividend Equivalents. No dividends or Dividend Equivalents shall be paid or accrued on SARs. ARTICLE 9 RESTRICTED STOCK AND RESTRICTED STOCK UNITS 9.1 RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock and Restricted Stock Units to Eligible Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. 9.2 ISSUANCE AND RESTRICTIONS. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement

10 or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until Shares of Stock are released in settlement of such Awards. 9.3 DIVIDENDS AND DIVIDEND EQUIVALENTS. In the case of Restricted Stock Units, the Participant shall not be entitled to receive dividends or Dividend Equivalents unless the Award Agreement specifically provides for Dividend Equivalents, subject to Section 11.1. In the case of Restricted Stock, all dividends with respect to such Shares shall be accumulated and shall be subject to the same terms and conditions as are applicable to the Restricted Stock to which the dividends relate. For avoidance of doubt, all such accumulated dividends shall be paid in cash only if and when the Restricted Stock to which they relate vest. 9.4 FORFEITURE. Subject to the terms of the Award Agreement and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited. 9.5 DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Award Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. ARTICLE 10 PERFORMANCE AWARDS 10.1 PERFORMANCE AWARDS. The Committee is authorized to make any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards made to each Eligible Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Agreement or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program. 10.2 PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee, including, without limitation, any one or more of the following: total shareholder return, operating profits; revenue growth; gross profit margin; operating profit margin; net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per Share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value added models; comparisons with various stock market indices; reductions in costs. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, a Subsidiary or a division, region, department or function within the Company or a Subsidiary. Unless determined otherwise by the Committee, when measuring performance relative to a comparator group or index, any member of the comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive

11 result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Performance measures may but need not be determinable in conformance with generally accepted accounting principles. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or a Subsidiary conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the Participant in an amount determined by the Committee. ARTICLE 11 DIVIDENDS AND DIVIDEND EQUIVALENTS 11.1 GRANT OF DIVIDENDS AND DIVIDEND EQUIVALENTS. The Committee is authorized to pay or provide dividends or Dividend Equivalents, as applicable, with respect to Full-Value Awards made hereunder, subject to such terms and conditions as may be selected by the Committee, provided that, no dividends or Dividend Equivalent shall vest or be paid unless and until the Full-Value Award to which it relates vests. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that dividends or Dividend Equivalents (i) will be deemed to have been reinvested in additional Full-Value Awards, or (ii) accumulated and paid either at the time the Full-Value Award vests or is settled (or such other date after vesting of the Full-Value Award as specified in the Award Agreement. ARTICLE 12 PROVISIONS APPLICABLE TO AWARDS 12.1 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee. 12.2 FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. 12.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution. 12.4 STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee

12 may place legends on any Stock Agreement or issue instructions to the transfer agent to reference restrictions applicable to the Stock. 12.5 TREATMENT UPON TERMINATION OF SERVICE. The applicable Award Agreement or other special Plan document governing an Award shall specify the treatment of such Award upon the termination of a Participant's Continuous Service. 12.6 EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 12.6 shall apply in the case of a Change in Control, unless otherwise provided in the Award Agreement or any special Plan document or separate agreement with a Participant governing an Award. (a) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within one (1) year after the effective date of the Change in Control, a Participant's employment is involuntarily terminated other than for cause, then upon such termination (i) all of that Participant's outstanding Options or SARs shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse and such Awards shall fully vest, and (iii) the payout level under all of that Participant's performance-based Awards that were outstanding immediately before the effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the "target" level, and, there shall be a pro rata payout to such Participant within 60 days following the date of termination of employment (unless a later date is required under Section 15.3), based upon the length of time (in days) within the performance period that has elapsed prior to the date of termination of employment. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. (b) Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options or SARs shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse and such Awards shall fully vest, and (iii) the payout level attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the "target" level, and there shall be a pro rata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 15.3 hereof), based upon the length of time (in days) within the performance period that has elapsed prior to the Change in Control. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. Subject to compliance with Code Section 409A, and any greater rights granted to Participants hereunder, in the event of a Change in Control, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation or sale of assets. 12.7 ACCELERATION FOR OTHER REASONS. Regardless of whether an event has occurred as described in Sections 12.5 or 12.6 above, subject to 5.4(b), the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant for any reason, or the occurrence of a Change in Control, all or a portion of such Participant's Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant's outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards made to a Participant in exercising its discretion pursuant to this Section 12.7.

13 12.8 FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant, including without limitation, the Knoll, Inc. Compensation Recoupment Policy, as may be amended from time to time. In addition, the Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Subsidiary policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Subsidiary, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy. The Company shall seek to recover any Award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other "clawback" provision required by law or the listing standards of the Exchange. 12.9 SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute awards be made on such terms and conditions as the Committee considers appropriate in the circumstances. ARTICLE 13 CHANGES IN CAPITAL STRUCTURE 13.1 MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price or base price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Sections 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor. 13.2 DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 13.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that

14 Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, or (vi) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. 13.3 GENERAL. Any discretionary adjustments made pursuant to this Article 13 shall be subject to the provisions of Section 14.2. ARTICLE 14 AMENDMENT, MODIFICATION AND TERMINATION 14.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Notwithstanding the forgoing, any amendment related to the compensation of Non-Employee Directors shall be subject to approval by the Board. 14.2 AWARDS PREVIOUSLY MADE. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however: (a) Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-Share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award); (b) The original term of an Option or SAR may not be extended without the prior approval of the stockholders of the Company; (c) Except as otherwise provided in Section 13.1, the exercise price of an Option or base price of a SAR may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and (d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously made under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-Share value of an Option or SAR for this purpose being calculated as

15 the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award). 14.3 COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Board or the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 14.3 to any Award made under the Plan without further consideration or action. 14.4 CORRECTION OF ERRORS. Notwithstanding anything in any Award Agreement to the contrary, the Committee may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of correcting errors occurring in connection with the grant or documentation of an Award, including rescinding an Award erroneously granted, including, but not limited to, an Award erroneously granted to an individual who does not qualify as an Eligible Participant on the date of grant. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 14.4 to any Award made under the Plan without further consideration or action. ARTICLE 15 GENERAL PROVISIONS 15.1 RIGHTS OF PARTICIPANTS. (a) No Participant or any Eligible Participant shall have any claim to receive any Award under the Plan. Neither the Company, its Subsidiaries nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated). (b) Nothing in the Plan, any Award Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or status as an officer, or any Participant's service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Subsidiary, whether for the duration of a Participant's Award or otherwise. (c) Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Subsidiary and, accordingly, subject to Article 13, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Subsidiaries. (e) No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award. 15.2 WITHHOLDING. The Company shall have the right and power to deduct from all amounts paid to a Participant in cash or Shares or to require a Participant to remit in cash to the Company promptly upon notification of the amount due, an amount to satisfy the minimum federal, state or local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Stock Award under this Plan. In the case of any Stock Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy the statutory minimum withholding tax obligations applicable with respect to

16 such Award. The Company may defer issuance or delivery of Stock until such requirements are satisfied. Without limiting the generality of the foregoing, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Shares (including Shares pursuant to or issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld (provided that such amount, consistent with Accounting Standards Codification 718 as amended from time to time, shall not be in excess of the maximum statutory federal, state and local withholding requirements). 15.3 SPECIAL PROVISIONS RELATED TO CODE SECTION 409A. (a) It is the intention of Company that the provisions of this Plan and any Award thereunder either (i) provide compensation that is not deferred compensation, or (ii) provide compensation that is deferred compensation exempt from Section 409A of the Code, or (iii) provide deferred compensation that complies with Section 409A of the Code and the rules, regulations and other authorities promulgated thereunder (including the transition rules thereof) (collectively, "409A"), and all provisions of this Plan and any Award Agreements will be construed and interpreted in a manner consistent with this intent. (b) To the extent a Participant is a "specified employee," as defined in Section 409A(a)(2)(B)(i) of the Code and as determined in good faith by Company, notwithstanding the timing of payment otherwise provided in the Plan or an Award Agreement, no payment, distribution or benefit that constitutes a distribution of deferred compensation (within the meaning of Treasury Regulation Section 1.409A-1(b)) upon separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), after taking into account all available exemptions, that would otherwise be payable during the six-month period after separation from service will be made during such six-month period, and any such payment, distribution or benefit will instead be paid on the first business day after such six-month period. (c) For purposes of 409A, each installment, tranche, portion or segment of a payment under the Plan or any Award, will be deemed to be a separate payment as permitted under Treasury Regulation Section 1.409A-2(b)(2)(iii). (d) Notwithstanding anything to the contrary contained in the Plan or any Award Agreement, any payment caused by a termination of employment shall occur only to the extent that the Participant incurs a "separation from service" with the Company within the meaning of Treasury Regulation Section 1.409A-1(h). (f) Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty. 15.4 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares with respect to Awards. This Plan is not intended to be subject to ERISA. 15.5 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Subsidiary unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional

17 compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. 15.6 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down. 15.7 GOVERNMENT AND OTHER REGULATIONS. (a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an Subsidiary of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act. (b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement. 15.8 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware. 15.9 SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein. 15.10 NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to a Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer such Shares to a Participant in accordance with the terms of an Award made to such Participant and specified by the Committee pursuant to the provisions of the Plan.

18 15.11 INDEMNIFICATION. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company. 15.12 DEFERRAL. Except as otherwise provided herein, a Participant may defer receipt or payment of any Award (other than an Option or a SAR), in accordance with the terms of any deferred compensation plan or arrangement of the Company. 18908276.1